                                                                      EXHIBIT 10

                                  WESTERN ATLAS INC.

                          1996 EMPLOYEE STOCK PURCHASE PLAN




1.     ESTABLISHMENT OF PLAN.

       Western Atlas Inc., a Delaware corporation (the "Company"), proposes to grant options ("Options") for purchase of the Company's common stock, $1 par value ("Common Stock"), to eligible employees of the Company and its Designated Subsidiaries (as hereinafter defined) pursuant to this 1996 Employee Stock Purchase Plan (this "Plan"). For purposes of this Plan, "parent corporation" and "subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" set forth in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or successor provisions to such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition therein.

2.     STOCK SUBJECT TO PLAN.

       A total of 2,500,000 shares of the Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 16 of this Plan. Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option (other than by means of exercise of the Option), including, without limitation, in connection with the cancellation or termination of an Option, shall again be available for issuance in connection with future grants of Options under this Plan.

3.     PURPOSE.

       The purpose of this Plan is to provide employees of the Company and its designated subsidiaries, as that term is defined in Section 5 of this Plan ("Designated Subsidiaries"), with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

4.     ADMINISTRATION.

       This Plan shall be administered by a committee (the "Committee") appointed by the Company's Board of Directors (the "Board") consisting of at least two members of the Board, each of whom is a Disinterested Person as defined in Rule 16b-3(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (unless the General Counsel of the Company shall have rendered a written opinion to the Board that such composition of the Committee is not required for the exemption under Rule 16b-3 to be available with respect to purchases of Common Stock under the Plan), which shall be the Compensation Committee of the Board if it satisfies such requirements. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, the Committee shall have exclusive authority, in its discretion, to determine all matters relating to Options granted under this Plan, including all terms, conditions, restrictions, and limitations of Options; provided, however, that all participants granted Options under an offering pursuant to this Plan shall have the same rights and privileges within the meaning of Code Section 423(b)(5) except as required by applicable law. The Committee shall also have exclusive authority to interpret this Plan and may from time to time adopt rules and regulations of general application for this Plan's administration. The Committee's exercise of discretion and interpretation of this Plan, its rules and regulations, and all actions taken and determinations made by the Committee pursuant to this Plan shall be conclusive and binding on all parties involved or affected. The Committee may delegate administrative duties to such of the Company's officers or employees as it so determines (provided that no such delegation may be made that would cause the purchase of Common Stock by participants under this Plan to cease to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")). All expenses incurred in connection with the administration of this Plan shall be paid by the Company and the Designated Subsidiaries; provided, however, that the Committee may require a participant to pay any costs or fees in connection with the sale by the participant of shares of Common Stock acquired under this Plan or in connection with the participant's request for the issuance of a certificate for shares of Common Stock held in the participant's account under the Plan.

5.     ELIGIBILITY.

       Any employee of the Company or the Designated Subsidiaries is eligible to participate in the Plan for any Offering Period (as hereinafter defined) under this Plan except the following:

       (a) employees who have not been continuously employed by the Company or Subsidiaries from the date of hire or rehire or of return from an unapproved leave of absence for a period of at least one year before the beginning of such Offering Period;

       (b) employees who are customarily employed for less than 20 hours per week;

       (c) employees who are customarily employed for not more than five months in a calendar year;

       (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted Options under this Plan would own stock or hold options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries;

       (e) employees whose employment terms are covered by a collective bargaining agreement in situations where the applicable union or other collective bargaining unit has either refused to bargain with respect to this Plan as an employee benefit or has considered this Plan as a potential employee benefit and has rejected this Plan or has otherwise determined that employees which such union or other bargaining unit represents may not participate in this Plan; and

       (f) employees who are citizens of a foreign country which prohibits foreign corporations from granting stock options to any of its citizens.

       For all purposes of this Plan, the term Designated Subsidiaries shall mean those Subsidiaries listed on Annex A to this Plan or Subsidiaries which may hereafter be determined by the Committee or the Board to be Designated Subsidiaries. A Designated Subsidiary will cease to be a Designated Subsidiary on the earlier of (i) the date the Committee or the Board determines that such Subsidiary is no longer a Designated Subsidiary or (ii) such Designated Subsidiary ceases for any reason to be a "parent corporation" or "subsidiary corporation" as defined in Sections 424(e) and 424(f), respectively, of the Code.

6.     OFFERING PERIODS.

       The offering periods of this Plan (individually, an "Offering Period") shall be of periods not to exceed the maximum period permitted by Section 423 of the Code. Until determined otherwise by the Committee or the Board, (a) Offering Periods shall commence on January 1 and July 1 of each calendar year, provided, however, that the first Offering Period shall begin on September 1, 1996, and (b) each Offering Period, with the exception of the initial Offering Period which shall consist of one four-month purchase period, shall consist of one six-month purchase period (individually, a "Purchase Period") during which payroll deductions of the participants are accumulated under this Plan. The first day of each Offering Period is referred to as the "Offering Date." The last day of each Purchase Period is referred to as the "Purchase Date." Subject to the requirements of Section 423 of the Code, the Committee or the Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings if such change is announced at least 30 days prior to the first day of the first Offering Period to be affected by such change.

7.     PARTICIPATION IN THIS PLAN.

       Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering an enrollment form provided by the Company to the administrator for this Plan at the division of the Company or the Designated Subsidiary by which the participant is employed ("Division Plan Administrator") not later than the 15th day of the month (or if such day is not a business day for the Company or the applicable Subsidiary, on the immediately preceding business day) before such Offering Date unless a later time for filing the enrollment form authorizing payroll deductions is set by the Committee for all eligible employees with respect to a given Offering Period. Once an employee becomes a participant in the Plan with respect to an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from this Plan or terminates further participation in the Offering Period as set forth in Sections 13 and 14 below. Such participant is not required to file any additional enrollment form in order to continue participation in this Plan, except that the Committee may require the filing of new enrollment cards by participants who transfer to another division of the Company or a Designated Subsidiary.

8.     GRANT OF OPTION ON ENROLLMENT.

       Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant by the Company to such employee of an Option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company, and any fraction of a share, determined by dividing (a) the amount accumulated in such employee's payroll deduction account during the Purchase Period ending on such Purchase Date by (b) the Purchase Price as that term is defined in Section 9; provided, however, that the number of shares which may be purchased pursuant to an Option may in no event exceed (i) the number determined by dividing the amount of $12,500 by the fair market value (as defined in Section 9) of a share of Common Stock on the first day of the Offering Period or (ii) such other maximum number of shares as may be specified in the future by the Board or Committee in lieu of the limitation contained in clause (i).

9.     PURCHASE PRICE.

       The purchase price per share (the "Purchase Price") at which a share of Common Stock will be sold in any Purchase Period shall initially be the LOWER of
(a) 85 percent of the fair market value of such share on the first day of the Offering Period in which such Purchase Period occurs or (b) 85 percent of the fair market value of such share on the Purchase Date; provided, however, that in no event may the purchase price per share of Common Stock be below the par value per share of Common Stock.

       For purposes of this Plan, the term "fair market value" on a given date shall be the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if the Common Stock is not listed on such exchange, any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no reported sale price of the Common Stock on such date, then the "fair market value" shall be measured on the next preceding trading day for which such reported sale price is available. If there is no regular trading market for the Common Stock, the fair market value of the Common Stock shall be as determined by the Committee in its sole discretion, exercised in good faith. The Committee may change the manner in which the Purchase Price is determined with respect to future offerings (provided such determination does not have the effect of lowering the Purchase Price to an amount less than that which would be computed utilizing the method for determining the Purchase Price set forth in the first paragraph of this
Section 9) if such changed manner of computation is announced at least 30 days prior to the first day of the first Offering Period to be affected by such change.

10.    PURCHASE OF SHARES; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

       (a) Funds contributed by each participant for the purchase of shares under this Plan shall be accumulated by regular payroll deductions made during each Offering Period. The deductions shall be made as a percentage of the participant's Compensation in 1 percent increments comprising not less than 1 percent and not more than 8 percent of

Compensation. As used herein, "Compensation" shall mean all base salary, wages, cash bonuses, commissions, and overtime; provided, however, that, for purposes of determining a participant's Compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. "Compensation" does not include severance pay, hiring and relocation allowances, pay in lieu of vacation, automobile allowances, imputed income arising under any Company group insurance or benefit program, income received in connection with stock options, or any other special items of remuneration. Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering Period unless sooner altered or terminated as provided in this Plan.

       (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Division Plan Administrator a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the Division Plan Administrator's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Offering Period. Notwithstanding the foregoing, a participant may lower the rate of payroll deductions to zero for the remainder of the Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Division Plan Administrator a new authorization for payroll deductions not later than the

15th day of the month (or if such date is not a business day, the immediately preceding business day) before the beginning of such Offering Period. A participant who has decreased the rate of withholding to zero will be deemed to continue as a participant in the Plan until the participant withdraws from the Plan in accordance with the provisions of Section 13 or his or her participation is terminated in accordance with the provisions of Section 14. A participant shall have the right to withdraw from this Plan in the manner set forth in
Section 13 regardless of whether the participant has exercised his or her right to lower the rate at which payroll deductions are made during the applicable Offering Period.

       (c) All payroll deductions made for a participant will be credited to his or her account under this Plan and deposited with the general funds of the Company. No interest will accrue on payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

       (d) On each Purchase Date, provided that the participant has not terminated employment in accordance with Section 14 or has not submitted to the Division Plan Administrator a signed and completed withdrawal form, in either case on or before the 15th day (or if such date is not a business day, on the immediately preceding business day) of the last month of the Offering Period in accordance with Section 10(b) or Section 13 of this Plan, or the Plan has not been terminated prior to the date referred to in the foregoing clause, the Company shall apply the funds then in the participant's account to the purchase at the Purchase Price of whole and any fractional share of Common Stock issuable under the Option granted to such participant with respect to the Offering Period to the extent that such Option is exercisable on the Purchase Date.

       (e) During a participant's lifetime, such participant's Option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her Option until such Option has been exercised.

11.    LIMITATIONS ON RIGHTS TO PURCHASE.

       (a) No employee shall be granted an Option to purchase Common Stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary which is intended to meet the requirements of Code Section 423, exceeds $25,000 in fair market value, determined as of the applicable date of the grant of the Option, for each calendar year in which the employee participates in this Plan (or any other employee stock purchase plan described in this Section 11(a)).

       (b) The number of shares which may be purchased by any employee on a Purchase Date may not exceed the number of shares determined by dividing the sum of $12,500 by the fair market value (as defined in Section 9) of a share of Common Stock on the first day of the Offering Period in which such Purchase Date occurs or, in the event the Committee or Board may specify a different limitation to be applied in lieu of the foregoing limitation, then the number of shares which may be purchased by any employee on a Purchase Date may not exceed such other limitation.

       (c) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's Option to each participant affected thereby.

       (d) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period without interest.

12.    EVIDENCE OF STOCK OWNERSHIP.

       (a) Promptly following each Purchase Date, the number of full and fractional shares of Common Stock purchased by each participant shall be deposited into an account established in the participant's name at a stock brokerage or other financial services firm designated or approved by the Committee (the "Plan Financial Agent"). A participant shall be free to undertake a disposition (whether by way of sale, gift, or other transfer) of the shares in his or her account at any time, but, in the absence of such a disposition, the shares must remain in the participant's account at the Plan Financial Agent until the holding period set forth in Code Section 423(a) has been satisfied. With respect to full (but not fractional) shares for which the Code Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of the participant's choosing or request that a stock certificate for full (but not fractional) shares be issued and delivered to him or her. In the event a participant or former participant shall have an account balance of less than one full share with the Plan Financial Agent as of the first day of any Offering Period for which such participant has elected not to participate in the Plan, the Plan Financial Agent shall cause such fractional share to be sold as promptly as possible and the cash proceeds from such sale to be paid to the account holder.

       (b) Following termination of a participant's employment for any reason, the participant shall have a period of 60 days to notify the Plan Financial Agent whether such participant desires (i) to receive a certificate representing all full shares then in the participant's account with the Plan Financial Agent and cash in lieu of any fractional share interest or (ii) to sell the shares, including any fractional share, in the participant's account through the Plan Financial Agent. If the terminated participant fails to file such notice with the Plan Financial Agent within 60 days after termination, he or she shall be deemed to have elected the alternative set forth in clause (i) above. However, the participant shall not in any event receive a certificate representing shares with respect to which the Code Section 423(a) holding period has not been satisfied until such holding period has been satisfied.

13.    WITHDRAWAL.

       (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Division Plan Administrator a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time on or prior to the 15th day of the last month (or if such date is not a business day, the immediately preceding business day) of an Offering Period.

       (b) Upon withdrawal from this Plan, the accumulated payroll deductions of the participant not theretofore utilized for the purchase of shares of Common Stock on a Purchase Date shall be returned to the withdrawn participant, without interest, and his or her participation in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any subsequent Offering Period by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

14.    TERMINATION OF EMPLOYMENT; LEAVE OF ABSENCE.

       Termination of a participant's employment for any reason, including retirement, death, or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, except as provided in Section 15, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her beneficiary or heirs, without interest. For purposes of this Section 14, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of any leave of absence approved by the Committee.

15.    RETURN OF PAYROLL DEDUCTIONS.

       In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment, or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all contributions of the participant to the Plan which have not yet been applied to the purchase of stock unless such termination of participation occurs later than the 15th day of the final month of the Offering Period (or if such date is not a business day, on the preceding business day), in which event such contributions will be utilized to purchase Common Stock for the participant. No interest shall accrue on the payroll deductions of a participant in this Plan.

16.    CAPITAL CHANGES.

       In the event that at any time or from time to time a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock or any securities exchanged therefor or received in their place being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different, or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in the maximum number and kind of shares of stock subject to this Plan as set forth in Sections 1 and 2, the number and kind of shares subject to outstanding Options, and the Purchase

Price. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

17.    NONASSIGNABILITY.

       Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 24 hereof) by the participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be void and without effect.

18.    REPORTS AND STATUS OF ACCOUNTS.

       Individual accounts will be maintained by the Plan Financial Agent for each participant in this Plan. The participant shall have all ownership rights with respect to shares of Common Stock held in his or her account by the Plan Financial Agent, including the right to vote such shares and to receive any dividends or distributions which may be declared thereon by the Board. The Plan Financial Agent shall send to each participant promptly after the end of each Purchase Period a report of his or her account setting forth with respect to such Purchase Period the total payroll deductions accumulated, the number of whole and any fractional share purchased, and the per share price thereof, and also setting forth the total number of shares (including any fractional share) then held in his or her account. Neither the Company nor any Designated Subsidiary shall have any liability for any error or discrepancy in any such report.

19.    NO RIGHTS TO CONTINUED EMPLOYMENT; NO IMPLIED RIGHTS.

       Neither this Plan nor the grant of any Option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee's employment. The grant of any Option hereunder during any Offering Period shall not give a participant any right to similar grants thereafter.

20.    EQUAL RIGHTS AND PRIVILEGES.
       All eligible employees shall have equal rights and privileges with respect to this Plan except as required by applicable law so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Board, or the Committee, be reformed to comply with the requirements of
Section 423. This Section 20 shall take precedence over all other provisions in this Plan.

21.    NOTICES.

       All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.    AMENDMENT OF PLAN.

       This Plan may be amended by the stockholders of the Company. The Board may also amend this Plan in such respects as it shall deem advisable; however, stockholder approval will be required for any amendment that will increase the total number of shares as to which Options may be granted under this Plan, or, but for such shareholder approval, cause this Plan to fail to continue to qualify as an "employee stock purchase plan" under Section 423 of the Code or cause the purchase of shares thereunder to fail to be exempt from the provisions of Section 16(b) of the Exchange Act.

23.    TERMINATION OF THE PLAN.

       The Company's stockholders or the Board may suspend or terminate this Plan at any time. Unless this Plan shall theretofore have been terminated by the Company's stockholders or the Board, this Plan shall terminate on, and no Options shall be granted after, December 31, 2006. No Options shall be granted during any period of suspension of this Plan.

24.    DESIGNATION OF BENEFICIARY.

       (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death prior to delivery to him or her (or to the Plan Financial Agent on his or her behalf) of such shares and cash.

       (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant or, if no spouse, dependent, or relative is known to the Company, to such other person as the Company may in good faith determine to be the appropriate designee.

25.    CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES.

       Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

26.    EFFECTIVE DATE.

       This Plan shall become effective on June 19, 1996, and shall be submitted to the stockholders for approval thereof no later than one year thereafter. In the event the stockholders have not approved this Plan within such one-year period, this Plan shall thereupon terminate; all then outstanding Options shall be cancelled and cease to be in effect; all amounts deducted from the Compensation of participants and not theretofore applied to the purchase of shares of Common Stock shall be refunded without interest; and all full shares held by the Plan Financial Agent for the accounts of participants shall be delivered to the respective participants and all fractional share interests shall be sold for the accounts of the participants by the Plan Financial Agent and the proceeds of such sale distributed to the participants entitled thereto.

27.    GOVERNING LAW.

       Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of federal law, this Plan shall be construed in accordance with, and shall be governed by, the substantive laws of the State of Delaware without regard to any provisions of Delaware law relating to the conflict of laws.

                                  WESTERN ATLAS INC.
                          1996 Employee Stock Purchase Plan
                               Designated Subsidiaries


                              Canadian Western Atlas Inc.
                              Grand Design, Inc.
                              Intermec Corporation
                              Intermec/Ultra Print Inc.
                              J. S. McNamara Company
                              M M & E, Inc.
                              Western Atlas International, Inc.





                                       ANNEX A